SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 3, 2002
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




  300 Renaissance Center, Detroit, Michigan                  48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------











ITEM 5. OTHER EVENTS

      On December 3, 2002, a news release was issued by General Motors Corporation (GM) announcing the election of Philip A. Laskawy to the GM Board of Directors. The release is as follows:

                      PHILIP LASKAWY ELECTED TO GM BOARD OF DIRECTORS

     DETROIT-- General Motors Corp. [NYSE: GM, GMH] Chairman John F. Smith, Jr. today announced the election of Philip A. Laskawy to the General Motors Board of Directors, effective Jan. 1, 2003. The election of Laskawy increases the membership of the GM board to 13, of whom 11 are independent, outside directors. Laskawy will become a member of the GM Board's Audit Committee.

      Laskawy, 61, served as chairman and chief executive officer of Big Four accounting firm Ernst & Young from 1994 to 2001, where he directed the global integration of the firm's worldwide operations.

      "The election of Phil to the GM board reflects our commitment to reach out to people with exceptional skills," Smith said. "He will provide added depth to our board with his financial and accounting expertise, extensive management background, and current membership on the International Accounting Standards Committee." Smith also noted that Laskawy was a member of the Blue-Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees in 1999.

      Laskawy joined Ernst & Young's audit staff in 1961. He was named managing partner for the New York office in 1981, and vice chairman for the New York region in 1985. In 1993, he was named chairman-elect and became chairman and chief executive officer in 1994 and retired in 2001.

     Laskawy currently serves on the boards of directors of Heidrick & Struggles International Inc., Henry Schein Inc., The Progressive Corp., and Cap Gemini Ernst & Young.

      Laskawy also serves on the board of directors for the Dance Theatre Foundation (Alvin Ailey American Dance Theatre), the Philharmonic Symphony Society of New York, and is a trustee of the Educational Broadcasting Corp.

      Laskawy holds a bachelor's degree in economics from The Wharton School at the University of Pennsylvania.

A photo is available on http://media.gm.com.


                                      # # #


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    December 3, 2002
        ----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)